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                                                                    EXHIBIT 10.3
                                                                [Execution Copy]

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


     EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of July 15, 1998 by and between Regency Centers, L.P., a Delaware limited partnership (the "Partnership"), Regency Realty Corporation, a Florida corporation ("Regency"), the other Guarantors listed on the signature pages hereof (collectively with Regency, the "Guarantors"), and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and PaineWebber Incorporated (collectively, the "Purchasers"), relating to the 7 1/8% Notes due July 15, 2005 of the Partnership guaranteed by the Guarantors.

     1.   Certain Definitions.

     For purposes of this Exchange and Registration Rights Agreement (this "Agreement"), the following terms shall have the following respective meanings:

          (a)  "Additional Interest" shall have the meaning assigned thereto in
Section 2(c) hereof.

          (b) "Closing Date" shall mean the date on which the Securities are initially issued.

          (c) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (d) "Effective Time", in the case of (i) an Exchange Offer, shall mean the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and (ii) a Resale Registration, shall mean the date on which the Commission declares the Resale Registration effective or on which the Resale Registration otherwise becomes effective.

          (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

          (f)  "Exchange Offer" shall have the meaning assigned thereto in
Section 2(a).

          (g)  "Exchange Securities" shall have the meaning assigned thereto in
Section  2(a).
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                                                                [EXECUTION COPY]

          (h) "Final Memorandum" shall mean the final offering circular prepared by the Partnership and the Guarantors in connection with the sale of the Securities, dated July 15, 1998, including any and all exhibits thereto.

          (i) The term "holder" shall mean each of the Purchasers for so long as it owns any Registrable Securities, and such of its respective successors and assigns who acquire Registrable Securities, directly or indirectly, from such person or from any successor or assign of such person, in each case for so long as such person owns any Registrable Securities.

          (j) "Indenture" shall mean the Indenture, dated as of July 20, 1998, among the Partnership, the Guarantors and First Union National Bank, as Trustee.

          (k) The term "person" shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

          (l) "Purchase Agreement" shall mean the Purchase Agreement, dated as of July 15, 1998, among the Partnership, Regency and the Purchasers.

          (m) "Registrable Securities" shall mean the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) except if on or prior to the consummation of the Exchange Offer existing Commission interpretations are changed such that the Exchange Securities received by holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder (other than a Restricted Holder) without restriction under the Securities Act in the circumstances contemplated by Section 2(a), the Exchange Offer is conducted as contemplated in Section 2(a); provided, however, that any such Securities that, pursuant to the last two sentences of Section 2(a), are included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be Registrable Securities with respect to Sections 3, 4 and 6 until resale of such Exchange Securities has been effected within the 180-day period referred to in
Section 2(a); (ii) in the circumstances contemplated by Section 2(b), a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (iii) such Securities are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Partnership or pursuant to the Indenture or such Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Securities shall cease to be outstanding.

          (n)  "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.
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          (o)  "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

          (p)  "Resale Registration" shall have the meaning assigned thereto in
Section 2(b) hereof.

          (q) "Restricted Holder" shall mean (i) a holder that is an affiliate of the Partnership or the Guarantors within the meaning of Rule 405 under the Securities Act, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

          (r) "Securities" shall mean, collectively, the 7 1/8% Notes due July 15, 2005, of the Partnership to be issued and sold to the Purchasers accompanied by the guarantees thereof issued by the Guarantors, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

          (s) "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

          (t) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     2.   Registration Under the Securities Act.

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          (a)  Except as set forth in Section 2(b) below, the Partnership and the Guarantors agree to use their reasonable best efforts to file under the Securities Act no later than 60 days after the Closing Date, a registration statement relating to an offer to exchange (the "Exchange Offer") the Securities for a like aggregate principal amount of debt securities of the Partnership and the Guarantors which are substantially identical to the Securities (and which are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act) except that they have been registered pursuant to an effective registration statement under the Securities Act (such new debt securities hereinafter called "Exchange Securities") for any or all of the Registrable Securities. The Partnership and the Guarantors agree to use their reasonable best efforts to cause such registration statement to become effective under the Securities Act as soon as practicable after the filing thereof. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Partnership and the Guarantors further agree to commence and complete the Exchange Offer promptly after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Partnership and the Guarantors having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Partnership and the Guarantors having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Partnership and the Guarantors agree (i) to include in the registration statement a prospectus for use in connection with any resales by any holder of Exchange Securities that is a broker-dealer and (ii) to keep such registration statement effective for a period ending on the earlier of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such registration statement the Partnership, Regency and any such holder shall have the benefit of, and shall each provide to the other, the rights of indemnification and contribution set forth in Section 6 hereof.

          (b) If (i) prior to the consummation of the Exchange Offer existing Commission interpretations are changed such that the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under

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the Securities Act, (ii) the Exchange Offer has not been consummated within 180 days following the Closing Date, or (iii) a holder of Registrable Securities so requests within 60 days after the consummation of the Exchange Offer with respect to Exchange Notes held by it following consummation of the Exchange Offer that may not be sold without restriction under federal or state securities laws, in lieu of conducting the Exchange Offer contemplated by Section 2(a), the Partnership and the Guarantors shall file under the Securities Act a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Resale Registration"). The Partnership and the Guarantors agree to use their reasonable best efforts to cause the Resale Registration to be filed on or prior to the earliest to occur of (x) the later of (A) the 30th day after the date on which the Partnership or the Guarantors determine that existing Commission interpretations are changed as described in clause (i) above or (B) the 60th day following the Closing Date,
(y) the 30th day after the date on which the Partnership or the Guarantors receive the request from a holder of Registrable Securities referred to in clause (iii) above, or (z) the 180th day following the Closing Date if the Exchange Offer is not consummated by such date (such earliest date being referred to herein as the "Resale Registration Filing Date") and to cause the Resale Registration to become or be declared effective no later than the later of (I) 180 days after the Closing Date or (II) 60 days after the Resale Registration Filing Date and to keep such Resale Registration continuously effective for a period ending on the earlier of the second anniversary of the Closing Date or such time as there are no longer any Registrable Securities outstanding. The Partnership and the Guarantors further agree to supplement or make amendments to the Resale Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Partnership and the Guarantors for such Resale Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Partnership and the Guarantors agree to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

          (c) In the event that (i) the Partnership and the Guarantors have not filed the registration statement relating to the Exchange Offer within 60 days following the Closing Date or, if applicable, the Resale Registration by the Resale Registration Filing Deadline, or (ii) such registration statement has not become effective or been declared effective by the Commission within 180 days following the Closing Date or, if applicable, the Resale Registration has not been declared effective within 90 days of the Resale Registration Filing Deadline, or (iii) the Exchange Offer has not been consummated within 30 business days after the initial effective date of the registration statement (if the Exchange Offer is then required to be made) or (iv) any registration statement required by Section 2(a) or 2(b) is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective or (v) the Partnership and the Guarantors have not

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consummated the Exchange Offer (or, if applicable, the Resale Registration has not become effective) within 240 days following the Closing Date (any such event referred to in clauses (i) through (v), the "Registration Default"), then interest will accrue (in addition to any stated interest on the Securities) at the rate of 0.5% per annum on the principal amount of the Securities, determined daily (calculated on the same basis as interest on the Securities shall be calculated) for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect (at which time no such special interest will accrue). Such additional interest (the "Additional Interest") will be payable in cash semi-annually in arrears on each January 15 and July 15 in accordance with the Indenture.

     3.   Registration Procedures.

     If the Partnership and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

          (a) At or before the Effective Time of the Exchange Offer or the Resale Registration, as the case may be, the Partnership shall qualify the Indenture under the Trust Indenture Act.

          (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Partnership shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (c) In connection with the Partnership's and the Guarantors' obligations with respect to the Resale Registration, if applicable, the Partnership and the Guarantors shall use their reasonable best efforts to effect or cause the Resale Registration to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Resale Registration. In connection therewith, the Partnership and the Guarantors shall:

          (i) prepare and file with the Commission a registration statement with respect to the Resale Registration on any form which may be utilized by the Partnership and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing to the Partnership by the holders of the Registrable Securities;

          (ii) as soon as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement;

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          (iii) as soon as reasonably possible, comply with the provisions of the Securities Act applicable to the Partnership and the Guarantors in connection with the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof, set forth in such registration statement;

          (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement and not more than one counsel for all the holders of such Registrable Securities, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, and
     (D) one counsel for such underwriters or agents, if any, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

          (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Partnership's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(c)(iv) who shall certify to the Partnership that they have a current intention to sell the Registrable Securities pursuant to the Resale Registration such financial and other information and books and records of the Partnership and the Guarantors, and cause the officers, employees, counsel and independent certified public accountants of the Partnership and the Guarantors to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Partnership as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except by disclosure by such party in breach of this Agreement), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to, and only to the extent required by, the requirements of such order, and only after such person shall have given the Partnership prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein

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     or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Partnership or the Guarantors contemplated by Section 3(c)(xv) or
     Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Partnership or the Guarantors of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

           (vii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (viii) if requested in writing by any managing underwriter or underwriters, any placement or sales agent or counsel for the holders of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by any holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by

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     such underwriters and with respect to any other terms of the offering of the Registrable Securities, to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(c)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Partnership and the Guarantors hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Partnership, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (x) use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Resale Registration is required to remain effective under Section 2(b) above and for such shorter period as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of Registrable Securities; provided, however, that the Partnership and the Guarantors shall not be required for any such purpose to (1) qualify as a foreign

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     corporation in any jurisdiction wherein they would not otherwise be required to qualify but for the requirements of this Section 3(c)(x), (2) consent to general service of process in any such jurisdiction, or (3) subject themselves to taxation in any jurisdiction where the Partnership and the Guarantors are not already subject to taxation;

           (xi) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Resale Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

          (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

          (xiii) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Resale Registration;

          (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, including (without limitation) provisions relating to indemnification and contribution substantially the same as those set forth in Section 6 hereof, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 25% in aggregate principal amount of the Registrable Securities included in such Resale Registration shall request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that the Partnership and the Guarantors shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Partnership or Regency shall have then undertaken;

           (xv)   whether or not an agreement of the type referred to in Section
     (3)(c)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity,
     (A) make such representations

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     and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof substantially the same as those set forth in Section 1 of the Purchase Agreement and such other representations and warranties as are customarily made with respect to the offering of debt securities pursuant to a Resale Registration statement on the applicable form under the Act;
     (B) obtain an opinion or opinions of counsel to the Partnership substantially the same as the opinions provided for in Section 7 of the Purchase Agreement, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall also include, without limitation, the due incorporation or formation, as the case may be, of Regency and its subsidiaries (including the Partnership); the qualification of Regency and its subsidiaries to transact business as foreign corporations, limited liability companies or limited partnerships, as the case may be; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section (3)(c)(xiv) hereof, the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving Regency and its subsidiaries (including the Partnership); the absence of a breach by Regency or any of its subsidiaries (including the Partnership) of, or a default under, material agreements binding upon Regency or any subsidiary of Regency (including the Partnership); the absence of governmental approvals required to be obtained in connection with the Resale Registration, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in Section (3)(c)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; and the compliance as to form of such registration statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and such opinion shall also state that such counsel has no reason to believe that, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, such registration statement and the prospectus included therein, as then amended or supplemented, and the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) contains or contained an untrue statement of a material fact or omits or omitted to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Partnership and Regency addressed to the selling holders of Registrable Securities,

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     the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such state ments included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such other documents and certificates, including officers' certificates, as may be reasonably requested by any holders of at least 25% in aggregate principal amount of the Registrable Securities included in such Resale Registration or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause
     (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Partnership and the Guarantors; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

          (xvi) notify in writing each holder of Registrable Securities of any proposal by the Partnership or the Guarantors to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

          (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto (or any successor thereto), shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

          (d) In the event that the Partnership or the Guarantors would be required, pursuant to Section 3(c)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Partnership and the Guarantors shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Partnership and the Guarantors pursuant to Section 3(c)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities, pursuant to the registration statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Partnership and the Guarantors, such holder shall deliver to the Partnership (at the Partnership's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

          (e) The Partnership may require each holder of Registrable Securities as to which any registration is being effected to furnish in writing to the Partnership such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Partnership may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act, and may exclude from any such registration the Registrable Securities of any such holder who fails to furnish such reasonably requested information within 15 days after such request. Each such holder agrees to notify the Partnership as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Partnership or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Partnership any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such holder shall comply with the provisions of the Securities Act applicable to such holder with respect to the disposition by such holder of Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by such holder set forth in such registration statement.

          (f) Until such time as the Exchange Offer is completed and all Securities duly tendered for exchange have been exchanged for Exchange Securities, during two years after the Closing Date, the Partnership and the Guarantors will not, and will not permit any of their respective "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them except pursuant to an effective registration statement under the Act or any exemption therefrom.

          (g) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each holder of Registrable Securities shall furnish, upon the request of the Partnership, prior to the consummation thereof, a written representation to the Partnership (which shall be contained in the letter of transmittal contemplated by the Exchange Offer registration statement) to the effect that (A) it is not an affiliate of Regency or the Partnership, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities in its ordinary course of business.
Each Holder hereby acknowledges and agrees that any Restricted Holder must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Restricted Holder in exchange for Securities acquired by such Restricted Holder directly from the Partnership.

     4.  Registration Expenses.

     If the Partnership and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     The Partnership agrees to bear and to pay or cause to be paid all expenses incident to the Partnership's and the Guarantors' performance of or compliance with this Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Sec tion 3(c)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent, if any, or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, and the certificates representing the Securities,
(d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Partnership's and the Guarantors' officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Partnership and the Guarantor (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(c)(xvii) hereof, (i) the reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Resale Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by the Partnership or the Guarantors in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Partnership shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Registered Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, transfer taxes on resale of any of the Securities by such holders and any advertising expenses incurred by or on behalf of such holders in connection with any offers they may make.

     5.  Representations and Warranties.

     The Partnership and each Guarantor represent and warrant to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and any such registration statement and any amendment thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any such prospectus or any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and at all times subsequent to the Effective Time of any such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to
Section 3(c)(vi)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(d) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by a holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof expressly for use therein.

          (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by a holder of Registrable Securities or any placement or sales agent therefor expressly for use therein.

          (c) The compliance by the Partnership and the Guarantors with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Regency or any subsidiary of Regency is a party or by which Regency or any subsidiary of Regency is bound or to which any of the property or assets of

Regency or any subsidiary of Regency is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of Regency or the partnership agreement of the Partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Regency or any subsidiary of Regency or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Partnership and the Guarantors of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

          (d) This Agreement has been duly authorized, executed and delivered by the Partnership and the Guarantors.

     6.   Indemnification.

          (a) Indemnification by the Partnership and the Guarantors. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein, and as an inducement to the Purchasers to purchase the Securities, the Partnership and the Guarantors, jointly and severally, shall, and each of them hereby agrees to, (i) indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each holder of Exchange Securities that is a broker-dealer that uses the prospectus in the Exchange Offer registration statement for resales of Exchange Securities against any and all losses, liabilities (joint or several) claims, damages and expenses, whatsoever to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Partnership or any Guarantor to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Partnership and the Guarantors shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Partnership by any holders of Registrable Securities or any placement or sales agent thereof or underwriter thereof expressly for use therein;

          (b) Indemnification by the Holders and any Agents and Underwriters. The Partnership and the Guarantors may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any placement or underwriting agreement with respect thereto, that the Partnership and the Guarantors shall have received an undertaking reasonably satisfactory to them from the holder of such Registrable Securities and from each placement agent or underwriter named in any such placement agreement or underwriting agreement and each holder of Exchange Securities that is a broker-dealer that uses the prospectus in the Exchange Offer registration statement for resales of Exchange Securities, severally and not jointly, to (i) indemnify and hold harmless the Partnership and the Guarantors, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Partnership and the Guarantors or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Partnership to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Partnership by such holder, agent or underwriter expressly for use therein, and
(ii) reimburse the Partnership and the Guarantors for any legal or other expenses reasonably incurred by the Partnership and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities pursuant to such registration.

          (c) Notices of Claims, Etc. Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party ther than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d)  Contribution.  If the indemnification provided for in this
Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses (including legal or other expenses reasonably incurred in connection with investigating or defending same) incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the holders of Registrable Securities on the one hand and any agents or underwriters on the other hand from the offering or sale of the Registrable Securities, pursuant to this Agreement (provided that in no case shall any agents or underwriters (except as may be provided in any agreement among underwriters relating to the offering or sale of the Registrable Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such Purchaser placed or underwritten by it and distributed to the public) or (ii) if the allocation provided by clause (i) is unavailable for any reason, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the holders of Registrable Securities on the one hand and of any agents or underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by holders of Registrable Securities on the one hand and any agents or underwriters on the other hand in connection with the offering or sale of the Registrable Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering or sale thereof (before deducting expenses) received by such holders bear to the total underwriting discounts and commissions received by any agents or underwriters with respect to such offer or sale. The relative fault of the holders of Registrable Securities on the one hand and any agents or underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the holders of Registrable Securities or by any agents or underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The holders of Registrable Securities and any agents or underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d). Notwithstanding the provi sions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter or agent shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities placed or underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter or agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' or agent's obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered, underwritten or placed, as the case may be, by them and not joint.

          (e) The obligations of the Partnership and the Guarantors under this
Section 6 shall be in addition to any liability which the Partnership and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of Section 15 or Section 20 of the Exchange Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership or the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of Regency) and to each person, if any, who controls the Partnership or the Guarantors within the meaning of Section 15 or Section 20 of the Exchange Act.

     7.  Underwritten Offerings.

         (a) Selection of Underwriters. If any of the Registrable Securities covered by the Resale Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering; provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Partnership.

         (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         (c) Consolidated Earnings Statements. In the event of an underwritten offering, the Partnership and Regency agree to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the applicable registration statement (as defined in Rule 158(c) under the Act), consolidated earnings statements of each of the Partnership and Regency complying with
Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act).

     8.  Rule 144.

     The Partnership and Regency, jointly and severally, covenant to the holders of Registrable Securities that to the extent they shall be required to do so under the Exchange

Act, the Partnership and Regency shall use reasonable best efforts to timely file the reports required to be filed under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to make Rule 144 available to such holder for the sale of Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Partnership and Regency shall deliver to such holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Partnership and Regency to register any of their respective securities under the Exchange Act.

     9.  Miscellaneous.

         (a) No Inconsistent Agreements. The Partnership and each Guarantor represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

         (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

         (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Partnership or any Guarantor, to it at the address of the Partnership set forth in the Final Memorandum, Attention: Secretary and if to a holder, to the address of such holder set forth in the security register or other records of the Partnership, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall become a holder of Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Partnership shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

         (e)  Survival.   The respective indemnities, agreements,
representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

         (F)  LAW GOVERNING.  THIS  AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Partnership, Regency and the holders of at least 66-2/3 percent in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

         (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of the Partnership at the address thereof set forth in Section 9(c) above or at the office of the Trustee under the Indenture.

         (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     Agreed to and accepted as of the date referred to above.

                               REGENCY CENTERS, L.P.
                               By:  Regency Realty Corporation,
                                     its general partner


                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               REGENCY REALTY CORPORATION


                               By:/s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President



                               REGENCY OFFICE PARTNERSHIP, L.P.
                               By: Regency Centers, L.P.,
                                    its general partner
                                 By: Regency Realty Corporation,
                                      its general partner


                               By:/s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               HYDE PARK PARTNERS, L.P.
                                By: Regency Retail Centers of Ohio, Inc.,
                                  its general partner

                               By:/s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President

                               REGENCY RETAIL CENTERS OF OHIO, INC.

                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               RRC OPERATING PARTNERSHIP
                                 OF GEORGIA, L.P.
                                 By: Regency Centers, L.P.,
                                      its general partner
                                 By: Regency Realty Corporation,
                                      its general partner

                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               RRC FL FIVE, INC.

                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               RRC FL SEVEN, INC.

                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               RRC ACQUISITIONS, INC.

                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President


                               RRC ACQUISITIONS TWO, INC.


                               By: /s/ Bruce M. Johnson
                                  -------------------------------
                                 Name: Bruce M. Johnson
                                 Title: Managing Director and
                                        Executive Vice President

                               GOLDMAN, SACHS & CO.
                               MORGAN STANLEY & CO. INCORPORATED
                               PAINEWEBBER INCORPORATED

                               BY: GOLDMAN, SACHS & CO.
                                   as representatives

                               /s/ Goldman Sachs & Co.
                               -------------------------------
                                (Goldman, Sachs & Co.)